Exhibit 99.1

Power Integrations Reports Third-Quarter Financial Results

Revenues were $115.8 million; GAAP earnings were $0.25 per diluted share; non-GAAP earnings were $0.40 per diluted share

Announces five-percent dividend increase and $50 million share-repurchase authorization

SAN JOSE, CALIF. – November 6, 2024 – Power Integrations (NASDAQ: POWI) today announced financial results for the quarter ended September 30, 2024. Net revenues for the third quarter were $115.8 million, up nine percent from the prior quarter and down eight percent from the third quarter of 2023. GAAP net income for the third quarter was $14.3 million or $0.25 per diluted share compared to $0.09 per diluted share in the prior quarter and $0.34 per diluted share in the third quarter of 2023. Cash flow from operations for the third quarter was $32.9 million.

In addition to its GAAP results, the company provided non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets and the related tax effects. Non-GAAP net income for the third quarter of 2024 was $22.6 million or $0.40 per diluted share compared to $0.28 per diluted share in the prior quarter and $0.46 per diluted share in the third quarter of 2023. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

Commented Balu Balakrishnan, chairman and CEO of Power Integrations: “Our third-quarter results were on target, and while our outlook reflects soft end-market demand, particularly in consumer appliances, we nevertheless expect double-digit year-over-year revenue growth in the fourth quarter. In light of our strong balance sheet, our board of directors has authorized $50 million for share repurchases and increased our quarterly dividend by five percent.

“Progress on our PowiGaN™ technology roadmap continues apace, with the introduction earlier this week of the world’s first 1700-volt gallium-nitride transistors in our InnoMux™-2 product family. As PowiGaN technology reaches ever-higher voltage and power capabilities, it becomes an increasingly attractive, lower-cost alternative to silicon carbide. At the same time, its cost is approaching parity with the most advanced high-voltage silicon MOSFETs, but with far superior performance.”

Additional Highlights

●	Power Integrations’ board of directors has authorized the use of $50 million for the repurchase of the company’s common shares, subject to pre-determined price/volume thresholds. The authorization does not have an expiration date.
●	The company paid a dividend of $0.20 per share on September 30, 2024; a dividend of $0.21 per share will be paid on December 31, 2024, to stockholders of record as of November 29, 2024.

Financial Outlook

The company issued the following forecast for the fourth quarter of 2024:

●	Revenues are expected to be $105 million plus or minus $5 million.
●	GAAP gross margin is expected to be between 54 percent and 54.5 percent, and non-GAAP gross margin is expected to be between 55 percent and 55.5 percent. The difference between the GAAP and non-GAAP gross margins is approximately equally attributable to stock-based compensation and amortization of acquisition-related intangible assets.
●	GAAP operating expenses are expected to be between $53.5 million and $54 million; non-GAAP operating expenses are expected to be between $44.5 million and $45 million. Non-GAAP operating expenses are expected to exclude approximately $9 million of stock-based compensation.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. A live webcast of the call will be available on the investor section of the company's website, http://investors.power.com. Members of the investment community can access the telephonic conference call by going to: https://bit.ly/POWI-2024-Q3-Earnings-Call

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its fourth-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the company’s ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global economic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2024. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Power Integrations, PowiGaN, InnoMux and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
NET REVENUES	$115,837	$106,198	$125,511	$313,723	$355,031

COST OF REVENUES	52,666	49,665	59,566	146,239	172,283

GROSS PROFIT	63,171	56,533	65,945	167,484	182,748

OPERATING EXPENSES:
Research and development	25,829	26,047	24,064	75,101	72,562
Sales and marketing	17,119	18,053	16,224	50,894	49,126
General and administrative	8,641	10,475	7,945	27,479	24,950
Total operating expenses	51,589	54,575	48,233	153,474	146,638

INCOME FROM OPERATIONS	11,582	1,958	17,712	14,010	36,110

OTHER INCOME	2,750	3,189	3,138	9,441	7,566

INCOME BEFORE INCOME TAXES	14,332	5,147	20,850	23,451	43,676

PROVISION FOR INCOME TAXES	41	298	1,054	357	2,212

NET INCOME	$14,291	$4,849	$19,796	$23,094	$41,464

EARNINGS PER SHARE:
Basic	$0.25	$0.09	$0.34	$0.41	$0.72
Diluted	$0.25	$0.09	$0.34	$0.40	$0.72

SHARES USED IN PER-SHARE CALCULATION:
Basic	56,817	56,780	57,383	56,810	57,282
Diluted	57,004	56,984	57,741	57,106	57,711

SUPPLEMENTAL INFORMATION:	Three Months Ended			Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Stock-based compensation expenses included in:
Cost of revenues	$496	$707	$446	$1,549	$1,193
Research and development	2,997	3,885	2,895	9,307	7,992
Sales and marketing	1,876	2,510	1,787	5,990	5,061
General and administrative	2,969	3,933	1,777	8,941	6,779
Total stock-based compensation expense	$8,338	$11,035	$6,905	$25,787	$21,025

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$147	$258	$482	$887	$1,446

	Three Months Ended			Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
REVENUE MIX BY END MARKET
Communications	12%	11%	32%	11%	30%
Computer	14%	14%	10%	14%	12%
Consumer	38%	42%	26%	40%	26%
Industrial	36%	33%	32%	35%	32%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$63,171	$56,533	$65,945	$167,484	$182,748
GAAP gross margin	54.5%	53.2%	52.5%	53.4%	51.5%

Stock-based compensation included in cost of revenues	496	707	446	1,549	1,193
Amortization of acquisition-related intangible assets	147	258	482	887	1,446

Non-GAAP gross profit	$63,814	$57,498	$66,873	$169,920	$185,387
Non-GAAP gross margin	55.1%	54.1%	53.3%	54.2%	52.2%

	Three Months Ended			Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$51,589	$54,575	$48,233	$153,474	$146,638

Less: Stock-based compensation expense included in operating expenses
Research and development	2,997	3,885	2,895	9,307	7,992
Sales and marketing	1,876	2,510	1,787	5,990	5,061
General and administrative	2,969	3,933	1,777	8,941	6,779
Total	7,842	10,328	6,459	24,238	19,832

Non-GAAP operating expenses	$43,747	$44,247	$41,774	$129,236	$126,806

	Three Months Ended			Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$11,582	$1,958	$17,712	$14,010	$36,110
GAAP operating margin	10.0%	1.8%	14.1%	4.5%	10.2%

Add: Total stock-based compensation	8,338	11,035	6,905	25,787	21,025
Amortization of acquisition-related intangible assets	147	258	482	887	1,446

Non-GAAP income from operations	$20,067	$13,251	$25,099	$40,684	$58,581
Non-GAAP operating margin	17.3%	12.5%	20.0%	13.0%	16.5%

	Three Months Ended			Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
RECONCILIATION OF PROVISION FOR INCOME TAXES
GAAP provision for income taxes	$41	$298	$1,054	$357	$2,212
GAAP effective tax rate	0.3%	5.8%	5.1%	1.5%	5.1%

Tax effect of adjustments to GAAP results	(160)	(269)	(580)	(787)	(2,097)

Non-GAAP provision for income taxes	$201	$567	$1,634	$1,144	$4,309
Non-GAAP effective tax rate	0.9%	3.4%	5.8%	2.3%	6.5%

	Three Months Ended			Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$14,291	$4,849	$19,796	$23,094	$41,464

Adjustments to GAAP net income
Stock-based compensation	8,338	11,035	6,905	25,787	21,025
Amortization of acquisition-related intangible assets	147	258	482	887	1,446
Tax effect of items excluded from non-GAAP results	(160)	(269)	(580)	(787)	(2,097)

Non-GAAP net income	$22,616	$15,873	$26,603	$48,981	$61,838

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	57,004	56,984	57,741	57,106	57,711

Non-GAAP net income per share (diluted)	$0.40	$0.28	$0.46	$0.86	$1.07

GAAP net income per share (diluted)	$0.25	$0.09	$0.34	$0.40	$0.72

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2024	June 30, 2024	December 31, 2023
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$58,469	$50,493	$63,929
Short-term marketable securities	245,282	239,985	247,640
Accounts receivable, net	16,634	16,372	14,674
Inventories	167,680	169,884	163,164
Prepaid expenses and other current assets	19,821	23,102	22,193
Total current assets	507,886	499,836	511,600

PROPERTY AND EQUIPMENT, net	153,313	153,785	164,213
INTANGIBLE ASSETS, net	8,283	3,561	4,424
GOODWILL	95,271	91,849	91,849
DEFERRED TAX ASSETS	36,393	31,640	28,325
OTHER ASSETS	23,845	24,089	19,457
Total assets	$824,991	$804,760	$819,868

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$27,091	$24,831	$26,390
Accrued payroll and related expenses	13,337	13,596	13,551
Taxes payable	1,063	827	1,016
Other accrued liabilities	9,267	10,970	7,910
Total current liabilities	50,758	50,224	48,867

LONG-TERM LIABILITIES:
Income taxes payable	6,351	6,237	6,244
Other liabilities	18,669	17,557	12,516
Total liabilities	75,778	74,018	67,627

STOCKHOLDERS' EQUITY:
Common stock	22	22	23
Additional paid-in capital	11,347	—	—
Accumulated other comprehensive income (loss)	1,008	(3,189)	(1,462)
Retained earnings	736,836	733,909	753,680
Total stockholders' equity	749,213	730,742	752,241
Total liabilities and stockholders' equity	$824,991	$804,760	$819,868

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$14,291	$4,849	$19,796	$23,094	$41,464
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	8,454	8,391	8,663	25,560	26,316
Amortization of intangible assets	208	320	544	1,071	1,630
Loss on disposal of property and equipment	208	—	64	216	86
Stock-based compensation expense	8,338	11,035	6,905	25,787	21,025
Amortization of premium (accretion of discount) on marketable securities	(343)	(413)	(273)	(1,252)	146
Deferred income taxes	(5,206)	(2,152)	(7,170)	(8,688)	(9,952)
Increase (decrease) in accounts receivable allowance for credit losses	(785)	163	—	(459)	(454)
Change in operating assets and liabilities:
Accounts receivable	523	(4,256)	3,538	(1,501)	(7,249)
Inventories	2,204	(2,019)	(505)	(4,516)	(14,826)
Prepaid expenses and other assets	3,542	1,226	6,404	5,614	(837)
Accounts payable	2,031	(1,411)	(11,695)	1,914	(2,882)
Taxes payable and other accrued liabilities	(546)	1,898	455	(385)	(4,975)
Net cash provided by operating activities	32,919	17,631	26,726	66,455	49,492

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,731)	(4,167)	(7,530)	(14,241)	(14,741)
Purchases of marketable securities	(19,751)	(27,918)	(62,205)	(97,581)	(173,015)
Proceeds from sales and maturities of marketable securities	18,414	31,194	63,256	103,806	161,897
Acquisition	(9,520)	—	—	(9,520)	—
Net cash used in investing activities	(16,588)	(891)	(6,479)	(17,536)	(25,859)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	3,009	—	3,139	5,700	6,237
Repurchase of common stock	—	(11,338)	(1,835)	(25,979)	(7,834)
Payments of dividends to stockholders	(11,364)	(11,352)	(10,904)	(34,100)	(32,665)
Net cash used in financing activities	(8,355)	(22,690)	(9,600)	(54,379)	(34,262)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,976	(5,950)	10,647	(5,460)	(10,629)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	50,493	56,443	84,096	63,929	105,372

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$58,469	$50,493	$94,743	$58,469	$94,743

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com